UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported)
February 28, 2007

CHINACAST EDUCATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	000-50550 (Commission File Number)	20-0178991 (IRS Employer Identification No.)
660 Madison Avenue, 15th Floor,
New York, New York
(Address of Principal Executive Offices and zip code)
(212) 753-0804
(Registrant’s telephone
number, including area code)
Great Wall Acquisition Corporation
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 — Changes in Registrant’s Certifying Accountant.
     (a) On February 28, 2007, Goldstein Golub Kessler LLP (“GGK”) resigned as ChinaCast Education Corporation’s (the “Company”) independent registered public accounting firm and GGK submitted its letter of resignation to the Company on such date.
     There were no disagreements between the Company and GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the two fiscal years of the Company ended December 31, 2004 and 2005, and during the period beginning on January 1, 2006 and ending on the date of GGK’s resignation which disagreements, if not resolved to GGK’s satisfaction, would have caused GGK to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements. None of the reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the two fiscal years of the Company ended December 31, 2004 and 2005, and during the period beginning on January 1, 2006 and ending on the date of resignation. The audit report of GGK on the financial statements of the Company as of December 31, 2005, did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty (except for a going concern explanatory paragraph) audit scope or accounting principles. The Company has requested that GGK furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made by the Company herein. A copy of the letter from GGK addressed to the SEC dated March 12, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.
     (b) On February 28, 2007, the Company engaged Deloitte Touche Tohmatsu CPA Ltd. (“Deloitte”) as the Company’s new independent registered public accounting firm. During the two fiscal years ended December 31, 2004 and 2005 and during the period beginning on January 1, 2006 and ended on March 13, 2007, the Company has not consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Financial Statements or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Ex. No.	Description

16.1	Letter from Goldstein Golub Kessler LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINACAST EDUCATION CORPORATION
Date: March 14, 2007	By:	/s/ Ron Chan Tze Ngon
		Name:	Ron Chan Tze Ngon
		Title:	Chief Executive Officer

Exhibit Index

Ex. No.	Description

16.1	Letter from Goldstein Golub Kessler LLP